EXHIBIT 10.34

                     AGREEMENT FOR CONVEYANCE AND ASSIGNMENT
                     ---------------------------------------


         This AGREEMENT FOR CONVEYANCE AND ASSIGNMENT (herein after referred to as the "Agreement") is executed as of the 14th day of August, 2001 (the "Execution Date"), and made effective and deemed delivered as of the 14th day of August, 2001 (the "Effective Date"), by FIRST CAPITAL BANK, successor in interest to Central Gwinnett Bank, (hereinafter referred to as the "Assignor"), to and for the benefit of RECONDITIONED SYSTEMS, INC. (hereinafter "Assignee"), an Arizona corporation.

                                   WITNESSETH:

         WHEREAS, Assignor has agreed to assign to Assignee all of Assignor's interest in certain personality as described and set forth herein.

         WHEREAS, in connection with the aforesaid assignment, Assignor and Assignee have made certain agreements, covenants and representations also as described and set forth herein.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid to Assignor and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, each intending to be legally bound, agree as follows:

         1. Assignment, Conveyance and Sale of Collateral.
            ----------------------------------------------
On the effective date of this Agreement, and upon the tender and payment of the Purchase Price (as such term is hereinafter defined) by Assignee to Assignor on the Execution Date, Assignor hereby assigns, sells, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest, if any, in and to all personal property (the "Collateral") of every kind and nature of Recycled Office Interiors, Inc. ("ROI") and Contren, Inc. ("Contren"; Contren and ROI shall be hereinafter be collectively referred to as the "Debtors"), described, as applicable, in (i) that certain U.S. Small Business Administration Security Agreement dated March 29, 1993 made by Borrower in favor of Central Gwinnett Bank ("CGB") (hereinafter collectively referred to as the "Contren Security Agreement"), granting CGB a first priority security interest in certain accounts, equipment, inventory, fixtures, and other property of Contren as more particularly described therein, together with all amendments and/or modifications to said Contren Security Agreement; and (ii) that certain Security Agreement made by ROI in favor of Lendor (hereinafter referred to as the "ROI Security Agreement"), granting Lendor a first priority security interest in certain accounts, equipment, inventory, fixtures, and other property of ROI as more particularly described therein, together with all amendments and/or modifications to said ROI Security Agreement; excepting, however, all or any part of the Collateral not located on or in the office of Contren and/or ROI located at 6375 Best Friend Road, Suite 101, Norcross, Georgia 30071 (such office located at such address being hereinafter referred to as the "Facility"). The Collateral includes, but is not limited to, the items listed on Schedule 1 attached hereto and made a part hereof. Assignor hereby agrees, represents and warrants that it shall deliver, cause to be delivered, or make available possession of, the Collateral to Assignee in Atlanta, Georgia on or before August 31, 2001.

         2. Purchase Price of Collateral.
            -----------------------------
In consideration of the assignment, sale, transfer and conveyance to Assignee of all of Assignor's right, title, interest, if any, in and to the Collateral, Assignee shall pay to Assignor upon Assignee's execution of this Agreement an amount equal to TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00)
(the "Purchase Price").

         3. Tax Liens.
            ----------
Assignee hereby acknowledges and agrees that Assignee has been advised by Assignor that all or part of the Collateral is, or may be, subject to federal, state, local or other tax liens and/or assessments (collectively, the "Tax

Liens"). Assignee further acknowledges and agrees that Assignee had been advised by Assignor that Assignor has negotiated a settlement and release of the Tax Liens with respect to the Collateral in the form of EXHIBIT "A", attached hereto and made a part hereof (the "Tax Lien Agreement"), by which the applicable governmental authority referenced therein in said Tax Lien Agreement (such governmental authority being hereinafter referred to as the "Tax Agent") has agreed to release the Collateral from the Tax Liens in exchange for the payment of the sum of THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00) (the "Tax Lien Payment"), according to the terms and provisions set forth therein in the Tax Lien Agreement attached hereto. Assignee and Assignor hereby further acknowledge and agree that upon the complete execution of this Agreement by all parties hereto, Assignor shall, within a reasonable period of time thereafter, cause a sum equal to the Tax Lien Payment to be paid to the Tax Agent in accordance with the terms and provisions of the Tax Lien Agreement.

         4. Assignor's Disclaimer of Representations and Warranties.
            --------------------------------------------------------
ASSIGNOR HEREBY REPRESENTS AND ASIGNEE HEREBY ACKNOWLEDGES THAT THE COLLATERAL IS SOLD "AS IS, WHERE IS WITH ALL FAULTS" AND WITHOUT ANY REPRESENTATION, WARRANTY OR RECOURSE, EXPRESS OR IMPLIED. BY VIRTUE OF ASSIGNEE'S EXECUTION OF THIS AGREEMENT, ASSIGNEE ACKNOWLEDGES ITS ACCEPTANCE OF THE COLLATERAL WITH ALL DEFECTS, PATENT AND LATENT, AND WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER OF FITNESS, MERCHANTABILITY OR SUITABILITY FOR ANY PARTICULAR PURPOSE. ASSIGNEE ACKNOWLEDGES THAT THE ASSIGNOR HAS MADE NO REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE TITLE, OR STATUS THEREOF, OF ALL OR ANY PART OF THE COLLATERAL.

         5. Assignee's Acknowledgement of Assignment, Conveyance and Sale of
            ----------------------------------------------------------------
Collateral.
-----------
Assignor and Assignee acknowledge that the Collateral has been repossessed and is being sold to Assignee pursuant to the private sale provisions as set forth in O.C.G.A. Sub-Section 11-9-611, and that the Assignee shall only have such rights in the Collateral as set forth therein.

         6. Acknowledgement of Location of Collateral on or at Facility.
            ------------------------------------------------------------
Assignee hereby acknowledges that the Collateral is presently located on or at the Facility, such Facility which is or was subject to a lease agreement (hereinafter referred to as the "Lease Agreement") by and between the Debtors, as applicable, as lessees, and Prologis Trust, as lessor (hereinafter the "Landlord"). Assignee acknowledges that Assignee has been advised by Assignor that the Debtors are, or may be, or were in default of the terms of the Lease, and as a result of any such default(s) of the Lease Agreement by Debtors, certain rights, claims or liens of Landlord, in, to and/or against the Collateral (collectively, the "Landlord Claims") may have arisen or may arise as a result of same. Assignee further acknowledges and agrees that Assignee has been advised by Assignor that Assignor has negotiated a settlement and release of any potential or existing Landlord Claims with respect to the Collateral in the form of EXHIBIT "B", attached hereto and made a part of hereof (the "Landlord Claims Agreement"), by which the Landlord has agrees to release the Collateral from any potential or existing Landlord Claims in exchange for the payment of the initial sum of TWENTY THREE THOUSAND FIVE HUNDRED FIFTY-TWO AND 49/100 DOLLARS ($23,552.49) (the "Landlord Claim Payment"), and agreement to other terms and provisions as more particularly set forth herein. Assignee and Assignor hereby further acknowledge and agree that upon the complete execution of this Agreement. Assignor will immediately pay the Landlord Claim Payment to Landlord. Assignee (a) agrees that it shall remove the Collateral, including, without limitation, the paint booth and the wood working room, from the Facility on or before August 31, 2001, leaving the Facility in broom clean condition, and
(b) understands and agrees that any portion of the Collateral not removed from the Facility by such date shall be deemed abandoned and shall become property of the Assignor.

         7. Time.    Time is the essence of this Agreement.
            -----
         8. Binding Effect.
            ---------------
The terms and conditions,  covenants,   agreements,  powers,  privileges and
notices of authorization contained herein shall be binding upon and shall inure to the benefit of the Assignor and Assignee and their respective successors, assigns, agents, and attorneys.

         9. Severability.
            -------------
Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision, or the remaining provisions of this Agreement.

         10. Notice.
             -------
Any notice, demand, request or other communication required or permitted hereunder shall be in writing, shall have been duly made or delivered either personally to the persons identified below or placed in a depository of the United States Post Office, mailed by Certified Mail, and addressed as follows:



         Assignor:         First Capital Bank
                           3320 Holcomb Bridge Road, N.W.
                           Suite A
                           Norcross, Georgia 30092
                           Attn: Mr. Don Tate
                           Tel: 770/381-9996 ext. 318; Fax: 770/242-8035

         With a copy to:   M. Todd Westfall, Esq.
                           Macey, Wilensky, Cohen, Wittner & Kessler, LLP
                           Suite 600 Marquis Two Tower
                           285 Peachtree Center Avenue, NE
                           Atlanta, GA 30303-1229
                           Tel: 404/584-1217; Fax: 404/681-4355

         Assignee:         Mr. Dirk Anderson
                           Reconditioned Systems, Inc.
                           444 West Fairmont
                           Tempe, Arizona 85282
                           Tel: 480-968-1772; Fax: 480-894-1907

         With a copy to:   Stephen R. Klorfein, Esq.
                           Kaufman, Chaiken, Miller & Klorfein, P.C.
                           400 Perimeter Center Terrace, N.E., Suite 720
                           Atlanta, GA 30346-1234
                           Tel: 770/390-9200; Fax: 770/395-6720

        11. Construction of this Agreement.
            -------------------------------
The parties acknowledge and agree that this Agreement shall be construed in accordance with the laws of the State of Georgia. This Agreement constitutes the entire agreement between Assignor and Assignee regarding the terms of this Agreement. In that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         12. Counterparts.
             -------------
This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart.

         13. Exhibits and Schedules.
             -----------------------
Each and every Exhibit and Schedule referred to or otherwise mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each Exhibit and/or Schedule were set forth in full and at length every time it is referred to or otherwise mentioned.

         14. Modification.
             -------------
This Agreement shall not be modified or amended except by an instrument in writing executed by or on behalf of Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the 14th day of August 2001.



ASSIGNOR:                                                   ASSIGNEE:
FIRST CAPITAL BANK,                                RECONDITIONED SYSTEMS, INC.
Successor in interest to Central Gwinnett Bank

By: /S/James Donald Tate                           By: /S/Dirk D. Anderson
Title: Senior Vice President                       Title: President & CEO


                                                           [CORPORATE SEAL]

EXHIBIT "A"     TAX LIEN AGREEMENT

Form 669-B      Department of the Treasury - Internal Revenue Service
                Certificate of Discharge of Property from Federal Tax Lien
                (Sec. 6325(b)(2)(A) of the Internal Revenue Code)

WHEREAS, Recycled Office Interiors, Inc.
of       6375 Best Friend Rd.                   City of Norcross
County of Gwinnett                              State of Georgia
is indebted to the United States for unpaid internal revenue tax in the sum of Two Hundred Fifty-Nine Thousand Three Hundred Ninety-Eight and 38/100 Dollars ($259,398.38) as evidenced by:

------------------------------------------------------------------------------------
Notice of Federal Tax |Recording  | Date   |Taxpayer Indentification |Amount Shown  |
 Lein Serial Number   |Information|Recorded|          Number         |  on Lein     |
      (a)             |    (b)    |   (c)  |           (d)           |   (e)        |
------------------------------------------------------------------------------------

                      |Book 1158  |        |                         |              |
    580091373         | Page 191  |12-25-00|      58-2234612         |$236,628.85   |
------------------------------------------------------------------------------------

WHEREAS, to secure the collection of the tax, notice of the lien of the United States, attaching to all the property and rights to property of the taxpayer on account of the tax indebtedness, was filed with the Clerk of the Superior Court of the County of Gwinnett, in accordance with the appicable provisions of law.

WHEREAS, the lien of the United States, listed above, for the tax has attached to certain property described as:

        All inventory, furniture, fixtures, equipment and accounts receivable.

WHEREAS, the Compliance Area Director, Small Business/Self-Employed, has determined that the value of the interest of the United States in the previously mentioned property, under and by reason of the tax lien, amounts to the sum of Thirty-Five Thousand and 00/100 Dollars ($35,000.00). In addition, under the provisions of section 6325(d)(2) of the Internal Revenue Code, the United States subordinates its tax lien to all reasonable and necessary expenses incurred in connection with the sale of the property or administration of the sale proceeds. I have determined that subordination of any interest will increase the amount collected and enhance collection of the tax liability. Therefore, I have authorized the issuance under provisions of section 6325(b)(2)(A) of the Internal Revenue Code, of a certificate discharging the above-described property from the tax lien of te United States upon the payment of the sum of Thirty-Five Thousand and 00/100 Dollars ($35,000.00). The payment will be applied in part satisfaction of the liability as stated and which sum has been paid will be applied and the receipt of which sum by me is hereby acknowledged; Bruce R. Thomas.

NOW, THEREFORE, THIS INSTRUMENT WITNESSETH, that I, Bruce R. Thomas, Director, Compliance Area 8, Small Business/Self-Employed, am charged by law with the duty of collecting and enforcing the collection of internal revenue taxes due to the United States. Im also charged with teh assessment as stated, and do, in accordance with the provisions of section 6325(b)(2)(A) of the Internal Revenue Code, discharge the property prevsiously described from the tax lien. I save and reserve, however, the force and effect of the lien against and upon all other property and rights to property to which the lien is attached, wheresoever situated.

WITNESS my hand at Atlanta, Georgia, on this the 19th day of July, 2001.

Signature:           /s/ Robert C. Manly     Title

Bruce R. Thomas     by: Robert C. Manly      Technical Support Group Manager

EXHIBIT "B"  LANDLORD CLAIMS AGREEMENT

                         AGREEMENT

        This Agreement is entered into this 14th day of August, 2001, by and between PROLOGIS TRUST, hereinafter referred to as "LANDLORD" and FIRST CAPITAL BANK, hereinfater referred to as "TENANT";

        NOW THEREFORE, IT IS AGREED, that in consideration of the mutal covenants stated herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                1.

        For and in consideration of the sum of $23,552.49, which sum is to be paid simultaneously with the execution of this agreement or wired, immediately upon execution and delivery of this agreement, to the account of LANDLORD (wiring instructions ProLogis, Bank of America, Acct. #4772108991, ABA#111000025, reference Recyled Office Interiors), TENANT is granted the right to occupy those premises known as Suite 101, 6375 Best Friend Road, Atlanta, Gwinnett County, Georgia 30071, for a term to expire on August 31, 2001, for the purpose of removing all property and trade fixtures, to the extent it has a security interest in such property, remove all personal property and trade fixtures, which includes the paint booth and work working room, leaving the premises in broom clean condition, time being the essence of this agrement. PROLOGIS TRUST shall have the right to retake possession of the premises, without process of law, on September 1, 2001, and all personal property and trade fixtures remaining on the premises shall be deemed abandoned to PROLOGIS TRUST to be disposed of at its discretion at the expense of the TENANT including, to the extent it has a security interest in such property, all personal property and trade fixtures, which includes the paint booth and word working room.

                                2.

        LANDLORD independently and affirmatively (i) waives and remounces any right to notification of any sale of the personal property and trade fixtures which constitute the collateral (the "Collateral") for a loan from TENANT to Contren, Inc. and Recycled Office Interiors, Inc., whether such sale is public or private, as any such right of notification may be required pursuant to the Georgia Uniform Commercial Code, including but not limited to O.C.G.A. Sub-Section 11-9-611; and (ii) that on or about the date of this Agreement all of the Collateral has or will be sold by TENANT to Reconditioned Systems, Inc. and LANDLORD waives any right to object that such sale was not conducted in a commercially reasonable manner for fair and reasonable consideration.

                                3.

        TENANT agrees to allow the LANDLORD to show the premises to potential tenants upon reasonable notice.

                                4.

        TENANT, Releasor, does hereby remise and release LANDLORD, Releasee, from all matters of action and actions, arbitrations, suites, debts, sum or sums of money, accounts, damages, judgments, claims and demands whatsoever, in law or in equity, contract or tort, which Releasor ever had, may have had or now has against Releasee, arise from the Lease Agreement, any other agreements, expressed or implied, or any course of dealings or other relationship, between the parties, or their contractors, agents, attorneys, or employees. Releasor further agrees to indemnify and otherwise hold Releasee harmless, including its attorneys fees, from claims of damages aserted by third parties arising from the Lease Agreement, any other agreements, expressed or implied, or any course of dealings or other relationship between parties. As used herein, the terms "Releasor" and "Releasee" shall be construed to include, where appropriate, their respective heirs, executors, administrators, successors, assigns, officers, stockholders, partners, spouses, attnorneys, directors, employees, affiliates, agents, subsidiaries and related corporations. This Agreement shall not be deemed to release the parties from their obligations arising from the Lease Agreement not amended or otherwise modified herein.

                                5.

        This Settlement Agreement shall contain the sole and entire Agreement between the parties to the subject matter contained therein. All representations, inducements, promises or agreements, oral or otherwise, between the parties, their agents, attorneys, or employees, not embodied herein, shall be deemed merged into these documents, and shall hae no force or effect.

        IN WITNESS MY HAND AND SEAL WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

TENANT;

FIRST CAPITAL BANK


By: /s/ James Donald Tate                  /s/ M.Tood Westfall (Seal)
    Senior Vice President                  Notary Public

LANDLORD:

PROLOGIS TRUST

/S/ D. M. (Illegible)                     /S/ Patricia T. Ferguson
                                          Notary Public